Exhibit 24


                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Victor L. Lund as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitu-tion, for and on his or her behalf to execute, in any and all capacities, and to file with the Securities and Exchange Commission on behalf of American Stores Company under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto), with all exhibits thereto, and other documents in connection therewith, pursuant to which up to $800 million of American Stores Company debt securities are to be sold.


                   In witness whereof, the undersigned have executed this Power of Attorney on this 18th day of February, 1994.

               Signature                                 Title


           /s/ L.S. Skaggs                 Chairman of the Board and
              L.S. Skaggs                    Director




           /s/ Teresa Beck                 Executive Vice President
              Teresa Beck                    Administration and
                                             Assistant Secretary


                                                       Director
            Henry I. Bryant



           /s/ Louis H. Callister                      Director
           Louis H. Callister


                                                       Director
         Arden B. Engebretsen


                                                       Director
            James B. Fisher



                                                       Director
         Fernando R. Gumucio


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           /s/ Leon G. Harmon                          Director
            Leon G. Harmon


                                                       Director
            John E. Masline


           /s/ Michael T. Miller                       Director
           Michael T. Miller


          /s/ L. Tom Perry                             Director
             L. Tom Perry


                                                       Director
          Barbara S. Preiskel


                                                       Director
              J. L. Scott


           /s/ Aline W. Skaggs                         Director
            Aline W. Skaggs


          /s/ Arthur K. Smith                          Director
            Arthur K. Smith
























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